                                                                   EXHIBIT 10.12

                       ASSUMPTION AND FOURTH AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

     THIS ASSUMPTION AND FOURTH AMENDMENT (this "AMENDMENT") made this 10th day of October, 2000, is by and among O'CHARLEY'S INC., a Tennessee corporation ("ORIGINAL BORROWER"), OCI, INC., a Delaware corporation ("OCI"), O'CHARLEY'S SPORTS BAR, INC., an Alabama corporation ("SPORTS BAR"), AIR TRAVEL SERVICES, INC., a Tennessee corporation ("AIR TRAVEL"), O'CHARLEY'S MANAGEMENT COMPANY, INC., a Tennessee corporation ("MANAGEMENT COMPANY"), DFI, INC., a Tennessee corporation ("DFI"), O'CHARLEY'S RESTAURANT PROPERTIES, LLC, a Delaware limited liability company, ("RESTAURANT PROPERTIES"), O'CHARLEY'S SERVICE COMPANY, INC., a Tennessee corporation ("SERVICE COMPANY"); individually, OCI, Sports Bar, Air Travel, Management Company, DFI, Restaurant Properties and Service Company are sometimes referred to herein as an "ADDITIONAL BORROWER" and when referencing two or more of such entities, they are sometimes referred to herein as "ADDITIONAL BORROWERS"); STONEY RIVER LEGENDARY MANAGEMENT, L.P., a Georgia limited partnership, and STONEY RIVER MANAGEMENT COMPANY, INC., a Delaware corporation (each a "NEW BORROWER" and collectively, the "NEW BORROWERS"), the Original Borrower, the Additional Borrowers and the New Borrowers are sometimes referred to herein, individually and collectively, as a "BORROWER" and the "BORROWERS"), each of the undersigned Banks, BANK OF AMERICA, N.A., a national banking association, successor in interest by merger to NationsBank, N.A., as a Bank and as Co-Agent, and AMSOUTH BANK, an Alabama state bank, successor in interest by merger to First American National Bank ("AGENT") as a Bank and as Agent for the Banks.

                                    RECITALS:

     Pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of December 8, 1997 (the "AMENDED AND RESTATED AGREEMENT") by and among the Banks (other than SunTrust Bank) and Bank One, N.A. ("BANK ONE") (herein, the "ORIGINAL BANKS") and the Original Borrower, the Original Banks made certain loans (the "LOANS") in two separate facilities, to the Original Borrower, in an aggregate amount of up to $100,000,000.00. Pursuant to an Assumption Agreement and Amendment to Amended and Restated Revolving Credit Agreement dated December 7, 1998, an Assumption Agreement and Second Amendment to Amended and Restated Revolving Credit Agreement dated December 8, 1999 and a Third Amendment to Amended and Restated Revolving Credit Agreement dated January 31, 2000, the Amended and Restated Agreement was amended to restructure the Loans to, among other things, include the Additional Borrowers as borrowers thereunder, to increase the applicable principal amount of the Loans to $135,000,000.00, combine the Loans into one credit facility, and to provide for the departure of Bank One and the addition of SunTrust, as a Bank (the Amended and Restated Agreement, as so amended, is hereinafter referred to as the "AGREEMENT"). Capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement. The Original Borrower and the Additional Borrowers have requested that the Banks restructure such loans to add each New Borrower as a Borrower under the credit facility governed by the Agreement and to decrease the Commitment of the Banks dollar for dollar according to the pro-rata interests in the Loans of the Lenders, as transactions under the Synthetic Lease Facility (as such term is hereafter defined) are closed, up to an aggregate reduction in principal of $25,000,000.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Each New Borrower hereby joins in and assumes each of the obligations, covenants and conditions set forth in the Agreement, as hereby amended, and agrees to be bound by all of the terms thereof and further assumes and agrees to pay, jointly and severally with the Original

Borrower and the Additional Borrowers, the indebtedness evidenced by the Notes and other Obligations.

     2. The parties acknowledge that Firstar Bank, N.A. ("Firstar") is the successor-in-interest to Mercantile Bank, National Association ("Mercantile"), and agree that the Agreement is and all loan documents executed in connection therewith are hereby amended to the extent necessary to substitute therein a reference to Firstar for every reference therein to Mercantile. By signing this Amendment, Firstar acknowledges that it has assumed the duties and obligations of Mercantile under the Agreement and all documents related thereto.

     3. Section 1 of the Agreement entitled "DEFINITIONS" is hereby further amended by amending the following definitions:

          "Borrowers" or "Borrower" means O'Charley's Inc., OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., O'Charley's Management Company, Inc., DFI, Inc., O'Charley's Restaurant Properties, LLC, O'Charley's Service Company, Inc., Stoney River Legendary Management, L.P. and Stoney River Management Company, Inc., individually and/or collectively.

          "Lessor Investment" has the meaning accorded such term in the definition of "Maximum Revolver Amount".

          "Loan" means any funds which any Bank has advanced or will advance to the Borrowers on a revolving basis pursuant to its Commitment under the Loan Facility or the Swingline Facility, and shall include advances in the form of letters of credit issued in accordance with the terms of this Agreement, and "Loans" means all such advances by all Banks up to the aggregate amount of the Maximum Revolver Amount.

          "Loan Facility" means the revolving line of credit facility described in Section 2.1, in the aggregate principal amount of the Maximum Revolver Amount.

          "Majority Banks" means Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the then aggregate unpaid principal amounts of the Notes held by the Banks, or if no such principal amounts are outstanding, Banks have at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitments.

          "Maximum Revolver Amount" means $135,000,000 less the sum of (a) the aggregate outstanding principal balance from time to time under the A Notes and the B Notes issued by the Synthetic Lessor (as "A Notes" and "B Notes" are defined in the Participation Agreement), and (b) the total amount of the Lessor Investment invested by the Synthetic Lessor (as "Lessor Investment" is defined in the Participation Agreement) that is outstanding from time to time.

          "Participation Agreement" means that certain Participation Agreement executed by Original Borrower, Synthetic Lessor, Agent and the Banks, dated on or about even date herewith.

          "Synthetic Lease Facility" means the synthetic lease facility described in the Participation Agreement.

          "Synthetic Lessor" means First American Business Capital, Inc.

          "Total Commitments" means the aggregate of the several Commitments of the Banks in the principal amount of up to One Hundred Thirty-Five Million and 00/100 Dollars






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     ($135,000,000.00), as set forth in Section 2 of this Agreement, including the aggregate of the several Commitments as they may be reduced from time to time, as described in Section 2.1(A) of this Agreement.

     4. The second and third sentences of Section 2.1(A) of the Agreement are hereby amended in their entirety to read as follows:

     Subject to the terms and conditions of and relying on the representations, warranties and covenants contained in this Agreement, for a period ending on the Loan Termination Date, each Bank agrees to fund severally, but not jointly, to the Borrowers up to the amount set forth below opposite their names, which for all of the Banks shall be the aggregate maximum principal amount of up to One Hundred Thirty-Five Million and 00/100 Dollars ($135,000,000.00). The maximum Commitment of each of the Banks and its respective percentage of the Total Commitments (the "COMMITMENT PERCENTAGE") of each Bank are as follows (it being understood and agreed that such maximum commitments will be automatically reduced, dollar for dollar in accordance with the Commitment Percentage of each Lender, as reductions occur in the Maximum Revolver Amount:

         Bank                       Commitment Amount          Commitment Percentage
         ----                       -----------------          ---------------------
     AmSouth Bank                      $32,500,000                  24.07407407%
     Bank of America, N.A.             $32,500,000                  24.07407407%
     Firstar Bank, N.A.                $20,000,000                  14.81481481%
     First Union National
       Bank                            $25,000,000                  18.51851852%
     SunTrust Bank                     $25,000,000                  18.51851852%

     5. The second, third and fourth sentences of Section 2.1(D) of the Agreement are hereby amended in their entirety to read as follows:

     The Swingline Facility shall be a sublimit of the Loan Facility. All Loans under the Swingline Facility will be Floating Rate Loans. Notwithstanding that the Swingline Facility shall be evidenced by a separate promissory note, the aggregate principal amount of all Loans that may be outstanding at any one time, plus the aggregate face amounts of all outstanding letters of credit issued in connection with the Loan Facility, may not exceed the Maximum Revolver Amount.

     6. Section 2.4 of the Agreement entitled "Facility Fee" is hereby amended in its entirety to read as follows:

          2.4 Facility Fee.

          The Borrower shall pay to the Agent for the account of the Banks a Facility Fee per annum equal to (i) $135,000,000 beginning January 31, 2000 until September 29, 2000 and the Maximum Revolver Amount, beginning September 29, 2000, until the Loan Termination Date, multiplied by (ii) the applicable fee percentage set forth in the Table attached to this Agreement as Schedule I-A. The Facility Fee shall be payable quarterly, in arrears, on the first business day following each fiscal quarter end, the first such payment being due on October 1, 2000. Any accrued and unpaid Facility Fee shall be paid on the Loan Termination Date.

     7. Subsection (R) of Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:


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


          (R) O'Charley's Inc. owns 100% of the issued and outstanding stock of OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., O'Charley's Management Company, Inc., DFI, Inc., O'Charley's Service Company, Inc. and Stoney River Management Company, Inc., and DFI, Inc. owns 100% of the outstanding membership interests of O'Charley's Restaurant Properties, LLC. O'Charley's Inc. owns 100% of the partnership interest in Stoney River Legendary Management, L.P. Except as set forth in the preceding sentence, none of the Borrowers owns an interest in any Person.

     8. Section 6.1 of the Agreement is hereby amended to add the following subsection, at the end of Section 6.1, following existing subsection (M), to read as follows:

          (N) Should any "Event of Default" occur under the Participation Agreement.

     9. The first sentence of Section 7.1 of the Agreement is hereby amended in its entirety to read as follows:

     With respect to all funds advanced hereunder or under the Notes, AmSouth Bank, Bank of America, N.A., Firstar Bank, N.A., First Union National Bank, and SunTrust Bank shall be obligated to advance, in the aggregate under the Loan Facility at any particular time, the Maximum Revolver Amount in effect at such time, multiplied by the Commitment Percentage of such Bank.

     10. Section 8.5 of the Agreement is hereby amended in its entirety read as follows:

     Section 8.5. Notices.

          Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered in person, or when sent by certified mail, postage prepaid, return receipt requested or by overnight courier service, to the address as follows, unless such address is changed by written notice hereunder:

          (A)      If to the Borrower:

                   O'Charley's Inc.
                   P.O. Box 291809
                   Nashville, TN  37229
                   Attn: Chad Fitzhugh, Chief Financial Officer

                   cc:      J. Page Davidson, Esq.
                            Felix Dowsley, Esq.
                            Bass, Berry & Sims, PLC
                            AmSouth Center
                            315 Deaderick Street
                            Nashville, TN  37229

          (B)      If to the Agent:

                   AmSouth Bank
                   AmSouth Center
                   315 Deaderick Street
                   Nashville, TN  37237-0315
                   Attn: Mary Buckner, Sr. Vice President



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

                   cc:      Cynthia N. Sellers, Esq.
                            Farris, Warfield & Kanaday, PLC
                            424 Church Street, Suite 1800
                            Nashville, TN  37219

          (C)      If to Co-Agent:

                   Bank of America, N.A.
                   414 Union Street
                   Nashville, TN  37239
                   Attn: William Diehl, Sr. Vice President

          (D)      If to the Banks:

                   AmSouth Bank
                   AmSouth Center
                   315 Deaderick Street
                   Nashville, TN  37237-0202
                   Attn: Ken Dobbins, Sr. Vice President

                   Bank of America, N.A.
                   414 Union Street
                   Nashville, TN  37239
                   Attn: William Diehl, Sr. Vice President

                   Firstar Bank, N.A.
                   One Firstar Center, Tram 12-3
                   721 Locust Street
                   St. Louis, MO 63101
                   Attn: Eric J. Hartman, Assistant Vice President

                   First Union National Bank
                   301 South College Street, TW-10
                   Charlotte, NC 28288-0745
                   Attn: Mary J. Amatore, Vice President

                   SunTrust Bank
                   201 Fourth Avenue North
                   Nashville, TN  37219
                   Attn: Vipul Patel, Vice President

     11. The Exhibits to the Agreement described in Schedule X will be modified as of the date of this Amendment by the corresponding Exhibits attached to this Amendment.

     12. Conditions. The effectiveness of this Amendment is expressly contingent upon Borrowers' delivery to Agent of the following amounts and documents, in form and content acceptable to Agent, in its sole discretion:

          (a) This Amendment executed by the Borrowers;

          (b) Copies of the resolutions of each New Borrowers' governing boards, certified by the secretaries of each New Borrower as of the date of this Amendment, authorizing the




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     execution, delivery and performance of this Amendment, the other Loan
     Documents, and each other document to be delivered pursuant hereto;

          (c) Copies of each New Borrowers' charter or articles of organization, as applicable, all certified as of the most recent date practicable by the Secretary of State of its incorporation or formation, together with certificates dated the date of this Amendment of each New Borrowers' secretary to the effect that such charters or articles of organization have not been amended since the date of the aforesaid Secretary of State certifications;

          (d) Copies of each New Borrowers' by-laws or operating agreement, as applicable, all certified by each New Borrowers' secretary as of the date of this Amendment;

          (e) Certificates dated as of the date of this Amendment of each New Borrowers' secretary as to the incumbency and signatures of the officers of the New Borrowers executing this Amendment, the other Loan Documents, and each other document to be delivered pursuant hereto;

          (f) Certificates, as of the most recent dates practicable, of the aforesaid Secretary of State, the Secretary of State of each state in which each Borrower is qualified as foreign corporations or entities and of the department of revenue or taxation of the foreign states as to the good standing of each Borrower;

          (g) Written opinions of Bass, Berry & Sims, PLC, each Borrowers' counsel, dated the date of this Amendment and addressed individually to Agents and Banks, in form reasonably satisfactory to the Agents and Banks.

          (h) Payment of all reasonable costs and expenses incurred by Agent in connection with the Amendment, including, without limitation, reasonable attorneys' fees.

          (j) Payment to Agent of an amendment fee in the amount of $72,750, to be paid pro-rata to the Banks.

     13. Ratification. Subject to the terms hereof, each Borrower hereby restates and ratifies, as of the date hereof, all the representations, warranties and covenants contained in the Agreement in favor of Agent and Banks, and confirms that the terms and conditions of the Agreement, as amended hereby, remain in full force and effect, that no Event of Default under the Agreement has occurred and continues to exist and that the terms of Article 8 of the Agreement, as hereby amended, shall continue to govern the Agreement and shall govern this Amendment.




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

     IN WITNESS WHEREOF, the parties hereby have duly executed this Agreement as of the day and year first above written.

AGENT:                                   BORROWER:

AMSOUTH BANK                             O'CHARLEY'S INC.


By: /s/ Kenneth L. Dobbins               By: /s/ A. Chad Fitzhugh
   ----------------------------------        -----------------------------------

Title: Senior Vice President             Title: Treasurer
      -------------------------------           --------------------------------

CO-AGENT:                                OCI, INC.

BANK OF AMERICA, N.A.
                                         By: /s/ A. Chad Fitzhugh
                                             -----------------------------------

By:      /s/ William H. Diehl            Title: Treasurer
   ----------------------------------           --------------------------------

Title:   Senior Vice President
      -------------------------------

                                         O'CHARLEY'S SPORTS BAR, INC.
BANKS:

AMSOUTH BANK                             By: /s/ A. Chad Fitzhugh
                                             -----------------------------------


                                         Title: President
                                                --------------------------------
By: /s/ Kenneth L. Dobbins
   ----------------------------------
                                         AIR TRAVEL SERVICES, INC.
Title: Senior Vice President
      -------------------------------
                                         By: /s/ A. Chad Fitzhugh
                                             -----------------------------------

BANK OF AMERICA, N.A.                    Title: Treasurer
                                                --------------------------------

                                         O'CHARLEY'S MANAGEMENT
By:      /s/ William H. Diehl            COMPANY, INC.
   ----------------------------------

Title:   Senior Vice President           By: /s/ A. Chad Fitzhugh
      -------------------------------        -----------------------------------

                                         Title: Treasurer
                                                --------------------------------

FIRSTAR BANK, N.A.                       DFI, INC.


By:      /s/ Eric J. Hartman             By: /s/ A. Chad Fitzhugh
   ----------------------------------        -----------------------------------

Title:   Assistant Vice President        Title: Treasurer
      -------------------------------           --------------------------------


                    [Signatures Continued on Following Page]


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FIRST UNION NATIONAL BANK                O'CHARLEY'S RESTAURANT
                                         PROPERTIES, LLC

By:      /s/ Mary J. Amatore             By: /s/ A. Chad Fitzhugh
   ----------------------------------        -----------------------------------

Title:   Vice President                  Title: Secretary
      -------------------------------          ---------------------------------

SUNTRUST BANK                            O'CHARLEY'S SERVICE COMPANY, INC.

By:      /s/ Vipul Patel                 By: /s/ A. Chad Fitzhugh
   ----------------------------------        -----------------------------------

Title:   Vice President                  Title: Treasurer
      -------------------------------           --------------------------------






                                         STONEY RIVER LEGENDARY
                                         MANAGEMENT, L.P.

                                         By:    Stoney River Management
                                                Company, Inc., general partner

                                         By: /s/ A. Chad Fitzhugh
                                            ------------------------------------

                                         Title: Treasurer
                                               ---------------------------------


                                         STONEY RIVER MANAGEMENT
                                         COMPANY, INC.


                                         By: /s/ A. Chad Fitzhugh
                                            ------------------------------------

                                         Title: Treasurer
                                               ---------------------------------




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                                   SCHEDULE X



Exhibits to Agreement to be modified           Modified Exhibits attached to Amendment
------------------------------------           ---------------------------------------
          Exhibit A-1                                    Exhibit A-2
          Exhibit B-1                                    Exhibit B-2
          Exhibit E-1                                    Exhibit E-2
          Exhibit F-1                                    Exhibit F-2
          Exhibit I-1                                    Exhibit I-2
          Exhibit J-1                                    Exhibit J-2
          Exhibit L-1                                    Exhibit L-2
          Exhibit M-1                                    Exhibit M-2




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